Contingencies and Certain Commitments	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Contingencies and Certain Commitments	Contingencies and Certain Commitments

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business, including tax and legal contingencies. For a discussion of our tax contingencies, see Note 5D. For a discussion of our legal contingencies, see below.

A. Legal Proceedings

Our legal contingencies include, but are not limited to, the following:

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Patent litigation, which typically involves challenges to the coverage and/or validity of patents on various products, processes or dosage forms. We are the plaintiff in the majority of these actions. An adverse outcome in actions in which we are the plaintiff could result in loss of patent protection for a drug, a significant loss of revenues from that drug or impairment of the value of associated assets.

•
Product liability and other product-related litigation, which can include personal injury, consumer, off-label promotion, securities, antitrust and breach of contract claims, among others, often involves highly complex issues relating to medical causation, label warnings and reliance on those warnings, scientific evidence and findings, actual, provable injury and other matters.

•	Commercial and other matters, which can include merger-related and product-pricing claims and environmental claims and proceedings, can involve complexities that will vary from matter to matter.

•	Government investigations, which often are related to the extensive regulation of pharmaceutical companies by national, state and local government agencies in the U.S. and in other jurisdictions.
Certain of these contingencies could result in losses, including damages, fines and/or civil penalties, which could be substantial, and/or criminal charges.

We believe that our claims and defenses in matters in which we are a defendant are substantial, but litigation is inherently unpredictable and excessive verdicts do occur. We do not believe that any of these matters will have a material adverse effect on our financial position. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on our results of operations in the period in which the amounts are accrued and/or our cash flows in the period in which the amounts are paid.

We have accrued for losses that are both probable and reasonably estimable. Substantially all of our contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but the assessment process relies heavily on estimates and assumptions that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

Amounts recorded for legal and environmental contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions.

The principal pending matters to which we are a party are discussed below. In determining whether a pending matter is a principal matter, we consider both quantitative and qualitative factors in order to assess materiality, such as, among other things, the amount of damages and the nature of any other relief sought in the proceeding, if such damages and other relief are specified; our view of the merits of the claims and of the strength of our defenses; whether the action purports to be, or is, a class action and, if not certified, our view of the likelihood that a class will be certified by the court; the jurisdiction in which the proceeding is pending; whether related actions have been transferred to multidistrict litigation; any experience that we or, to our knowledge, other companies have had in similar proceedings; whether disclosure of the action would be important to a reader of our financial statements, including whether disclosure might change a reader’s judgment about our financial statements in light of all of the information that is available to the reader; the potential impact of the proceeding on our reputation; and the extent of public interest in the matter. In addition, with respect to patent matters in which we are the plaintiff, we consider, among other things, the financial significance of the product protected by the patent(s) at issue. As a result of considering qualitative factors in our determination of principal matters, there are some matters discussed below with respect to which management believes that the likelihood of possible loss in excess of amounts accrued is remote.

A1. Legal Proceedings––Patent Litigation

Like other pharmaceutical companies, we are involved in numerous suits relating to our patents, including but not limited to, those discussed below. Most of the suits involve claims by generic drug manufacturers that patents covering our products, processes or dosage forms are invalid and/or do not cover the product of the generic drug manufacturer. Also, counterclaims, as well as various independent actions, have been filed alleging that our assertions of, or attempts to enforce, patent rights with respect to certain products constitute unfair competition and/or violations of antitrust laws. In addition to the challenges to the U.S. patents on a number of our products that are discussed below, patent rights to certain of our products are being challenged in various other jurisdictions. We are also party to patent damages suits in various jurisdictions pursuant to which generic drug manufacturers, payers, governments or other parties are seeking damages from us for allegedly causing delay of generic entry. Additionally, our licensing and collaboration partners face challenges by generic drug manufacturers to patents covering products for which we have licenses or co-promotion rights. We also are often involved in other proceedings, such as inter partes review, post-grant review, re-examination or opposition proceedings, before the U.S. Patent and Trademark Office, the European Patent Office, or other foreign counterparts relating to our intellectual property or the intellectual property rights of others. Also, if one of our patents is found to be invalid by such proceedings, generic or competitive products could be introduced into the market resulting in the erosion of sales of our existing products. For example, several of the patents in our pneumococcal vaccine portfolio were challenged in inter partes review and post-grant review proceedings in the U.S. In October 2017, the Patent Trial and Appeal Board (PTAB) refused to initiate proceedings as to two patents. In June 2018, the PTAB ruled on another patent, holding that one claim was valid and that all other claims were invalid. The party challenging that patent has appealed the decision. In November 2019, the U.S. Court of Appeals for the Federal Circuit vacated the PTAB’s ruling and requested that the PTAB redecide the challenge. In March and June 2019, an additional patent was found invalid in separate proceedings by the PTAB. We have appealed. Challenges to other patents remain pending in jurisdictions outside the U.S. The invalidation of all of the patents in our pneumococcal portfolio could potentially allow a competitor pneumococcal vaccine into the marketplace. In the event that any of the patents are found valid and infringed, a competitor pneumococcal vaccine might be prohibited from entering the market or required to pay Pfizer a royalty. We are also subject to patent litigation pursuant to which one or more third parties seeks damages and/or injunctive relief to compensate for alleged infringement of its patents by our commercial or other activities. For example, our Hospira subsidiaries are involved in patent and patent-related disputes over their attempts to bring generic pharmaceutical and biosimilar products to market. If one of our marketed products is found to infringe valid patent rights of a third party, such third party may be awarded significant damages, or we may be prevented from further sales of that product. Such damages may be enhanced as much as three-fold in the event that we or one of our subsidiaries, like Hospira, is found to have willfully infringed valid patent rights of a third party.

Actions In Which We Are The Plaintiff
EpiPen
In July 2010, King, which we acquired in 2011 and is a wholly-owned subsidiary, brought a patent-infringement action against Sandoz in the U.S. District Court for the District of New Jersey in connection with Sandoz’s abbreviated new drug application filed with the FDA seeking approval to market an epinephrine injectable product. Sandoz is challenging patents, which expire in 2025, covering the next-generation autoinjector for use with epinephrine that is sold under the EpiPen brand name.

Precedex Premix
Beginning in 2014, several generic manufacturers filed separate abbreviated new drug applications with the FDA, seeking approval to market their generic versions of our subsidiary Hospira’s premix version of Precedex prior to the expiration of one or more patents covering the product. One of those patents expired in March 2019, while others do not expire until 2032. Beginning in 2014, Hospira brought suit against these generic manufacturers, in some cases joined by Orion Corporation (co-owner of certain of our Precedex premix patents). To date, two of the actions have been settled or dismissed on terms not material to Pfizer: (i) the action filed against Ben Venue Laboratories, Inc., which was sued along with Hikma Pharmaceuticals PLC (together, succeeded by Eurohealth International Sarl) and West-Ward Pharmaceuticals Corp (collectively, the Ben Venue case); and (ii) the action filed against Baxter Healthcare Corporation. The remaining actions continue as described below.

In August 2015, Hospira filed suit against Amneal Pharmaceuticals LLC (Amneal) in the U.S. District Court for the District of Delaware asserting the validity and infringement of four patents relating to the Precedex premix formulations and their use, all of which expire in 2032. In January 2018, the District Court ruled that one of the four patents was valid and infringed, and that the other three patents were invalid. In February and March 2018, respectively, each of Amneal and Hospira appealed the District Court decision to the U.S. Court of Appeals for the Federal Circuit. In January 2019, the U.S. Court of Appeals for the Federal Circuit affirmed the District Court’s decision.

In December 2015, Fresenius Kabi USA LLC (Fresenius) notified Hospira that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Hospira’s premix version of Precedex and containing allegations that certain patents relating to the Precedex premix formulations and their use, all of which expire in 2032, were invalid or not infringed. In January 2016, Hospira filed suit against Fresenius in the U.S. District Court for the Northern District of Illinois, asserting the validity and infringement of those patents. In December 2018, the District Court ruled that the asserted claims of two patents were invalid. Hospira appealed the District Court’s decision as to one of the patents to the U.S. Court of Appeals for the Federal Circuit. In January 2020, the U.S. Court of Appeals for the Federal Circuit affirmed the District Court’s decision.

Separate actions in which Hospira sued Par Sterile Products LLC, Gland Pharma Limited, and Jiangsu Hengrui Medicine Co., Ltd., each in response to such generic manufacturer’s filing of a separate abbreviated new drug application with the FDA, seeking approval to market their generic versions of our subsidiary Hospira’s premix version of Precedex prior to the expiration of one or more patents covering the product, were stayed pending the outcome of the case against Fresenius described above.
Xeljanz (tofacitinib)
Beginning in 2017, we brought patent-infringement actions against several generic manufacturers that filed separate abbreviated new drug applications with the FDA, seeking approval to market their generic versions of tofacitinib tablets in one or both of 5 mg and 10 mg dosage strengths, and in both immediate and extended release forms. To date, actions against the following generic manufacturers have been settled on terms not material to Pfizer: (i) MicroLabs USA Inc. and MicroLabs Ltd.; (ii) Sun Pharmaceutical Industries Ltd.; (iii) Prinston Pharmaceutical Inc., Zhejiang Huahai Pharmaceutical Co., Ltd., Huahai US Inc. and Solco Healthcare US, LLC; and (iv) Breckenridge Pharmaceutical Inc., Pensa Pharma S.A. and Laboratorios Del Dr. Esteve, S.A. The remaining actions continue as described below.

In March 2017, we brought a patent-infringement action against Zydus Pharmaceuticals (USA) Inc. and Cadila Healthcare Ltd. (collectively, Zydus) in the U.S. District Court for the District of Delaware asserting the infringement and validity of three patents: the patent covering the active ingredient expiring in December 2025, the patent covering an enantiomer of tofacitinib expiring in 2022, and the patent covering a polymorphic form of tofacitinib expiring in 2023, which Zydus challenged in its abbreviated new drug application seeking approval to market a generic version of tofacitinib 5 mg tablets.

In December 2018, we brought a separate patent infringement action against Teva Pharmaceuticals USA, Inc. (Teva) in the U.S. District Court for the District of Delaware asserting the infringement and validity of our patent covering extended release formulations of tofacitinib that was challenged by Teva in its abbreviated new drug application seeking approval to market a generic version of tofacitinib 11 mg extended release tablets.

In March 2019, we brought a separate patent infringement action against Ajanta Pharma Ltd. and Ajanta Pharma USA Inc. (collectively, Ajanta) in the U.S. District Court for the District of Delaware asserting the infringement and validity of two patents: the patent covering the active ingredient that expires in December 2025 and the patent covering a polymorphic form of tofacitinib that expires in 2023, each of which Ajanta challenged in its abbreviated new drug application seeking approval to market a generic version of tofacitinib 5 mg tablets. In August 2019, in response to a similar challenge by Ajanta relating the tofacitinib 10 mg tablets, we brought another patent infringement action against Ajanta in the U.S. District Court for the District of Delaware.
Inlyta (axitinib)
In April 2018, Apotex Inc. notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Inlyta. Apotex Inc. asserts the invalidity and non-infringement of the crystalline form patent for Inlyta that expires in 2030. In May
2018, we filed suit against Apotex Inc. in the U.S. District Court for the District of Delaware, asserting the validity and infringement of the crystalline form patent for Inlyta.

In May 2019, Glenmark Pharmaceuticals Limited (Glenmark) notified us that it had filed an abbreviated new drug application with the FDA seeking approval to market a generic version of Inlyta. Glenmark asserts the invalidity and non-infringement of the crystalline form patent for Inlyta that expires in 2030. In June 2019, we filed suit against Glenmark in the U.S. District Court for the District of Delaware, asserting the validity and infringement of the crystalline form patent for Inlyta.
Kerydin (tavaborole)
In September 2018, several generic companies notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Kerydin. The generic companies assert the invalidity and non-infringement of methods of use and formulation patents for tavaborole that expire in 2026 and 2027, including pediatric exclusivity. In October 2018, Anacor, our wholly-owned subsidiary, filed infringement lawsuits against each of the generic filers in the U.S. District Court for the District of Delaware and the U.S. District Court for the District of West Virginia.
Ibrance (palbociclib)
In March 2019, several generic companies notified us that they had filed abbreviated new drug applications with the FDA seeking approval to market generic versions of Ibrance. The generic companies assert the invalidity and non-infringement of two composition of matter patents and a method of use patent covering palbociclib, each of which expire in 2023. In April 2019, we brought patent infringement actions against each of the generic filers in various federal courts, asserting the validity and infringement of the patents challenged by the generic companies.

Chantix (varenicline)
In January 2020, we brought a patent infringement action against Viwit Pharmaceutical Co. Ltd. (Viwit) in the U.S. District Court for the District of Delaware, asserting the validity and infringement of three patents challenged by Viwit in its abbreviated new drug application seeking approval to market a generic version of varenicline, 0.5 mg  and 1.0 mg tablets.
Matter Involving Our Collaboration/Licensing Partners
Eliquis
In February, March, and April 2017, twenty-five generic companies sent BMS Paragraph-IV certification letters informing BMS that they had filed abbreviated new drug applications seeking approval of generic versions of Eliquis, challenging the validity and infringement of one or more of the three patents listed in the Orange Book for Eliquis. One of the patents expired in December 2019 and the remaining patents currently are set to expire in 2026 and 2031. Eliquis has been jointly developed and is being commercialized by BMS and Pfizer. In April 2017, BMS and Pfizer filed patent-infringement actions against all generic filers in the U.S. District Court for the District of Delaware and the U.S. District Court for the District of West Virginia, asserting that each of the generic companies’ proposed products would infringe each of the patent(s) that each generic filer challenged. Some generic filers challenged only the 2031 patent, some challenged both the 2031 and 2026 patent, and one generic company challenged all three patents. We and BMS have settled with certain of the generic companies on terms not material to Pfizer, and we and BMS may settle with other generic companies in the future.
Action In Which We Are The Defendant
Inflectra (infliximab-dyyb)
In March 2015, Janssen and New York University, together, brought a patent-infringement action in the U.S. District Court for the District of Massachusetts against Hospira, Celltrion Healthcare Co. Ltd. and Celltrion Inc. alleging that infliximab-dyyb, to be marketed by Hospira in the U.S. under the brand name Inflectra, would infringe six patents relating to infliximab, its manufacture and use. Claims with respect to four of the patents were dismissed by the plaintiffs, leaving two patents at issue: the infliximab antibody patent and a patent relating to cell culture media. In January 2018, the antibody patent was declared invalid by the Court of Appeals for the Federal Circuit. In July 2018, the U.S. District Court for the District of Massachusetts granted defendants’ motion for summary judgment and ruled that the patent relating to cell culture media was not infringed. Janssen appealed the District Court’s decision to the U.S. Court of Appeals for the Federal Circuit.
A2. Legal Proceedings––Product Litigation

Like other pharmaceutical companies, we are defendants in numerous cases, including but not limited to those discussed below, related to our pharmaceutical and other products. Plaintiffs in these cases seek damages and other relief on various grounds for alleged personal injury and economic loss.

Asbestos
Between 1967 and 1982, Warner-Lambert owned American Optical Corporation (American Optical), which manufactured and sold respiratory protective devices and asbestos safety clothing. In connection with the sale of American Optical in 1982, Warner-Lambert agreed to indemnify the purchaser for certain liabilities, including certain asbestos-related and other claims. Claims against American Optical and numerous other defendants are pending in various federal and state courts seeking damages for alleged personal injury from exposure to asbestos and other allegedly hazardous materials. Warner-Lambert was acquired by Pfizer in 2000 and is a wholly owned subsidiary of Pfizer. Warner-Lambert is actively engaged in the defense of, and will continue to explore various means of resolving, these claims.

Numerous lawsuits are pending against Pfizer in various federal and state courts seeking damages for alleged personal injury from exposure to products allegedly containing asbestos and other allegedly hazardous materials sold by Pfizer and certain of its previously owned subsidiaries.

There also are a small number of lawsuits pending in various federal and state courts seeking damages for alleged exposure to asbestos in facilities owned or formerly owned by Pfizer or its subsidiaries.
Effexor
Beginning in May 2011, actions, including purported class actions, were filed in various federal courts against Wyeth and, in certain of the actions, affiliates of Wyeth and certain other defendants relating to Effexor XR, which is the extended-release formulation of Effexor. The plaintiffs in each of the class actions seek to represent a class consisting of all persons in the U.S. and its territories who directly purchased, indirectly purchased or reimbursed patients for the purchase of Effexor XR or generic Effexor XR from any of the defendants from June 14, 2008 until the time the defendants’ allegedly unlawful conduct ceased. The plaintiffs in all of the actions allege delay in the launch of generic Effexor XR in the U.S. and its territories, in violation of federal antitrust laws and, in certain of the actions, the antitrust, consumer protection and various other laws of certain states, as the result of Wyeth fraudulently obtaining and improperly listing certain patents for Effexor XR in the Orange Book, enforcing certain patents for Effexor XR and entering into a litigation settlement agreement with a generic drug manufacturer with respect to Effexor XR. Each of the plaintiffs seeks treble damages (for itself in the individual actions or on behalf of the putative class in the purported class actions) for alleged price overcharges for Effexor XR or generic Effexor XR in the U.S. and its territories since June 14, 2008. All of these actions have been consolidated in the U.S. District Court for the District of New Jersey.

In October 2014, the District Court dismissed the direct purchaser plaintiffs’ claims based on the litigation settlement agreement, but declined to dismiss the other direct purchaser plaintiff claims. In January 2015, the District Court entered partial final judgments as to all settlement agreement claims, including those asserted by direct purchasers and end-payer plaintiffs, which plaintiffs appealed to the U.S. Court of Appeals for the Third Circuit. In August 2017, the U.S. Court of Appeals for the Third Circuit reversed the District Court’s decisions and remanded the claims to the District Court.
Lipitor

•	Antitrust Actions
Beginning in November 2011, purported class actions relating to Lipitor were filed in various federal courts against, among others, Pfizer, certain affiliates of Pfizer, and, in most of the actions, Ranbaxy, Inc. (Ranbaxy) and certain affiliates of Ranbaxy. The plaintiffs in these various actions seek to represent nationwide, multi-state or statewide classes consisting of persons or entities who directly purchased, indirectly purchased or reimbursed patients for the purchase of Lipitor (or, in certain of the actions, generic Lipitor) from any of the defendants from March 2010 until the cessation of the defendants’ allegedly unlawful conduct (the Class Period). The plaintiffs allege delay in the launch of generic Lipitor, in violation of federal antitrust laws and/or state antitrust, consumer protection and various other laws, resulting from (i) the 2008 agreement pursuant to which Pfizer and Ranbaxy settled certain patent litigation involving Lipitor, and Pfizer granted Ranbaxy a license to sell a generic version of Lipitor in various markets beginning on varying dates, and (ii) in certain of the actions, the procurement and/or enforcement of certain patents for Lipitor. Each of the actions seeks, among other things, treble damages on behalf of the putative class for alleged price overcharges for Lipitor (or, in certain of the actions, generic Lipitor) during the Class Period. In addition, individual actions have been filed against Pfizer, Ranbaxy and certain of their affiliates, among others, that assert claims and seek relief for the plaintiffs that are substantially similar to the claims asserted and the relief sought in the purported class actions described above. These various actions have been consolidated for pre-trial proceedings in a Multi-District Litigation (In re Lipitor Antitrust Litigation MDL-2332) in the U.S. District Court for the District of New Jersey.

In September 2013 and 2014, the District Court dismissed with prejudice the claims by direct purchasers. In October and November 2014, the District Court dismissed with prejudice the claims of all other Multi-District Litigation plaintiffs. All plaintiffs have appealed the District Court’s orders dismissing their claims with prejudice to the U.S. Court of Appeals for the Third Circuit. In addition, the direct purchaser class plaintiffs appealed the order denying their motion to amend the judgment and for leave to amend their complaint to the U.S. Court of Appeals for the Third Circuit. In August 2017, the U.S. Court of Appeals for the Third Circuit reversed the District Court’s decisions and remanded the claims to the District Court.

Also, in January 2013, the State of West Virginia filed an action in West Virginia state court against Pfizer and Ranbaxy, among others, that asserts claims and seeks relief on behalf of the State of West Virginia and residents of that state that are substantially similar to the claims asserted and the relief sought in the purported class actions described above.

•	Personal Injury Actions
A number of individual and multi-plaintiff lawsuits have been filed against us in various federal and state courts alleging that the plaintiffs developed type 2 diabetes purportedly as a result of the ingestion of Lipitor. Plaintiffs seek compensatory and punitive damages.
In February 2014, the federal actions were transferred for consolidated pre-trial proceedings to a Multi-District Litigation (In re Lipitor (Atorvastatin Calcium) Marketing, Sales Practices and Products Liability Litigation (No. II) MDL-2502) in the U.S. District Court for the District of South Carolina. Since 2016, certain cases in the Multi-District Litigation were remanded to certain state courts. In January 2017, the District Court granted our motion for summary judgment, dismissing substantially all of the remaining cases pending in the Multi-District Litigation. In January 2017, the plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Fourth Circuit. In June 2018, the U.S. Court of Appeals for the Fourth Circuit affirmed the District Court’s decision.
Viagra
Since April 2016, a Multi-District Litigation has been pending in the U.S. District Court for the Northern District of California (In Re: Viagra (Sildenafil Citrate) Products Liability Litigation, MDL-2691), in which plaintiffs allege that they developed melanoma and/or the exacerbation of melanoma purportedly as a result of the ingestion of Viagra. Additional cases filed against Lilly with respect to Cialis have also been consolidated in the Multi-District Litigation (In re: Viagra (Sildenafil Citrate) and Cialis (Tadalafil) Products Liability Litigation, MDL-2691). In January 2020, the District Court granted our and Lilly’s motion to exclude all of plaintiffs’ general causation opinions.
Intravenous Solutions
Beginning in November 2016, purported class actions were filed in the U.S. District Court for the Northern District of Illinois against Hospira, Hospira Worldwide, Inc. and certain other defendants relating to intravenous saline solution. Plaintiffs seek to represent a class consisting of all persons and entities in the U.S. who directly purchased intravenous saline solution sold by any of the defendants from January 1, 2013 until the time the defendants’ allegedly unlawful conduct ceases. Plaintiffs allege that the defendants’ conduct restricts output and artificially fixes, raises, maintains and/or stabilizes the prices of intravenous saline solution sold throughout the U.S. in violation of federal antitrust laws.
Plaintiffs seek treble damages (for themselves and on behalf of the putative classes) and an injunction against defendants for alleged price overcharges for intravenous saline solution in the U.S. since January 1, 2013. All of these actions have been consolidated in the U.S. District Court for the Northern District of Illinois. In July 2018, the District Court granted defendants’ motions to dismiss the consolidated amended complaint without prejudice. Plaintiffs filed a second amended complaint in September 2018. On February 3, 2017, we completed the sale of our global infusion systems net assets, HIS, which includes intravenous saline solution, to ICU Medical. The litigation is the subject of cross-claims for indemnification by both Pfizer and ICU Medical under the purchase agreement.
Hormone Therapy Consumer Class Action
A certified consumer class action is pending against Wyeth in the U.S. District Court for the Southern District of California based on the alleged off-label marketing of its hormone therapy products. The case was originally filed in December 2003. The class consists of California consumers who purchased Wyeth’s hormone-replacement products between January 1995 and January 2003 and who do not seek personal injury damages therefrom. The class seeks compensatory and punitive damages, including a full refund of the purchase price.
EpiPen
Beginning in February 2017, purported class actions were filed in various federal courts by indirect purchasers of EpiPen against Pfizer, and/or its affiliates King and Meridian, and/or various entities affiliated with Mylan, and Mylan Chief Executive Officer, Heather Bresch. The plaintiffs in these actions seek to represent U.S. nationwide classes comprising persons or entities who paid for any portion of the end-user purchase price of an EpiPen between 2009 until the cessation of the defendants’ allegedly unlawful conduct. In August 2017, a similar lawsuit brought in the U.S. District Court for the District of New Jersey on behalf of a purported class of direct purchaser plaintiffs against Pfizer, King, Meridian and Mylan was voluntarily dismissed without prejudice. In February 2020, a similar lawsuit was filed in the U.S. District Court for the District of Kansas against Pfizer, King, Meridian and the Mylan entities on behalf of a purported U.S. nationwide class of direct purchaser plaintiffs who purchased EpiPen devices directly from the defendants (the 2020 lawsuit). Against Pfizer and/or its affiliates, plaintiffs in these actions generally allege that Pfizer’s and/or its affiliates’ settlement of patent litigation regarding EpiPen delayed market entry of generic EpiPen in violation of federal antitrust laws and various state antitrust laws. At least one lawsuit also alleges that Pfizer and/or Mylan violated the federal Racketeer Influenced and Corrupt Organizations Act. Plaintiffs also filed various federal antitrust, state consumer protection and unjust enrichment claims against, and relating to conduct attributable solely to, Mylan and/or its affiliates regarding EpiPen. Plaintiffs seek treble damages for alleged overcharges for EpiPen since 2009. In August 2017, all of these actions, except for the 2020 lawsuit, were consolidated for coordinated pre-trial proceedings in a Multi-District Litigation (In re: EpiPen (Epinephrine Injection, USP) Marketing, Sales Practices and Antitrust Litigation, MDL-2785) in the U.S. District Court for the District of Kansas with other EpiPen-related actions against Mylan and/or its affiliates to which Pfizer, King and Meridian are not parties.
Nexium 24HR and Protonix
A number of individual and multi-plaintiff lawsuits have been filed against Pfizer, certain of its subsidiaries and/or other pharmaceutical manufacturers in various federal and state courts alleging that the plaintiffs developed kidney-related injuries purportedly as a result of the ingestion of certain proton pump inhibitors. The cases against Pfizer involve Protonix and/or Nexium 24HR and seek compensatory and punitive damages and, in some cases, treble damages, restitution or disgorgement. In August 2017, the federal actions were ordered transferred for coordinated pre-trial proceedings to a Multi-District Litigation (In re: Proton-Pump Inhibitor Products Liability Litigation (No. II)) in the U.S. District Court for the District of New Jersey. On July 31, 2019, we completed the transaction in which we and GSK combined our respective consumer healthcare businesses into a new consumer healthcare joint venture that operates globally under the GSK Consumer Healthcare name. As part of the joint venture transaction, the joint venture has agreed to assume, and to indemnify Pfizer for, liabilities arising out of such litigation to the extent related to Nexium 24HR.
Docetaxel

•	Personal Injury Actions
A number of lawsuits have been filed against Hospira and Pfizer in various federal and state courts alleging that plaintiffs who were treated with Docetaxel developed permanent hair loss. The significant majority of the cases also name other defendants, including the manufacturer of the branded product, Taxotere. Plaintiffs seek compensatory and punitive damages.
In October 2016, the federal cases were transferred for coordinated pre-trial proceedings to a Multi-District Litigation (In re Taxotere (Docetaxel) Products Liability Litigation, MDL-2740) in the U.S. District Court for the Eastern District of Louisiana.

•	Mississippi Attorney General Government Investigation
In October 2018, the Attorney General of Mississippi filed a complaint in Mississippi state court against the manufacturer of the branded product and eight other manufacturers including Pfizer and Hospira, alleging, with respect to Pfizer and Hospira, a failure to warn about a risk of permanent hair loss in violation of the Mississippi Consumer Protection Act. The action seeks civil penalties and injunctive relief.
Array Securities Litigation
In November 2017, two purported class actions were filed in the U.S. District Court for the District of Colorado alleging that Array, which we acquired in July 2019 and is our wholly owned subsidiary, and certain of its former officers violated federal securities laws in connection with certain disclosures made, or omitted, by Array regarding the NRAS-mutant melanoma program. In March 2018, the actions were consolidated into a single proceeding.
Zantac
A number of lawsuits have been filed against Pfizer in various federal courts alleging that plaintiffs developed various types of cancer, or face an increased risk of developing cancer, purportedly as a result of the ingestion of Zantac. The significant majority of these cases also name other defendants that have historically manufactured and sold Zantac. Pfizer has not sold Zantac since 2006. Plaintiffs seek compensatory and punitive damages and, in some cases, treble damages, restitution or disgorgement.
In February 2020, these federal actions were transferred for coordinated pre-trial proceedings to a Multi-District Litigation (In re Zantac/Ranitidine NDMA Litigation, MDL-2924) in the U.S. District Court for the Southern District of Florida.
A3. Legal Proceedings––Commercial and Other Matters
Monsanto-Related Matters
In 1997, Monsanto Company (Former Monsanto) contributed certain chemical manufacturing operations and facilities to a newly formed corporation, Solutia Inc. (Solutia), and spun off the shares of Solutia. In 2000, Former Monsanto merged with Pharmacia & Upjohn Company to form Pharmacia. Pharmacia then transferred its agricultural operations to a newly created subsidiary, named Monsanto Company (New Monsanto), which it spun off in a two-stage process that was completed in 2002. Pharmacia was acquired by Pfizer in 2003 and is a wholly owned subsidiary of Pfizer.
In connection with its spin-off that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities related to Pharmacia’s former agricultural business. New Monsanto has defended and/or is defending Pharmacia in connection with various claims and litigation arising out of, or related to, the agricultural business, and has been indemnifying Pharmacia when liability has been imposed or settlement has been reached regarding such claims and litigation.
In connection with its spin-off in 1997, Solutia assumed, and agreed to indemnify Pharmacia for, liabilities related to Former Monsanto’s chemical businesses. As the result of its reorganization under Chapter 11 of the U.S. Bankruptcy Code, Solutia’s indemnification obligations relating to Former Monsanto’s chemical businesses are primarily limited to sites that Solutia has owned or operated. In addition, in connection with its spinoff that was completed in 2002, New Monsanto assumed, and agreed to indemnify Pharmacia for, any liabilities primarily related to Former Monsanto’s chemical businesses, including, but not limited to, any such liabilities that Solutia assumed. Solutia’s and New Monsanto’s assumption of, and agreement to indemnify Pharmacia for, these liabilities apply to pending actions and any future actions related to Former Monsanto’s chemical businesses in which Pharmacia is named as a defendant, including, without limitation, actions asserting environmental claims, including alleged exposure to polychlorinated biphenyls. Solutia and/or New Monsanto are defending Pharmacia in connection with various claims and litigation arising out of, or related to, Former Monsanto’s chemical businesses, and have been indemnifying Pharmacia when liability has been imposed or settlement has been reached regarding such claims and litigation.
Environmental Matters
In 2009, we submitted to the U.S. Environmental Protection Agency (EPA) a corrective measures study report with regard to Pharmacia’s discontinued industrial chemical facility in North Haven, Connecticut. In September 2010, our corrective measures study report was approved by the EPA, and we commenced construction of the site remedy in late 2011 under an Updated Administrative Order on Consent with the EPA. In September 2019, the EPA acknowledged that construction of the site remedy has been completed.
Also, in 2009, we submitted a revised site-wide feasibility study with regard to Wyeth Holdings Corporation’s (formerly, American Cyanamid Company) discontinued industrial chemical facility in Bound Brook, New Jersey. In July 2011, Wyeth Holdings Corporation finalized an Administrative Settlement Agreement and Order on Consent for Removal Action (the 2011 Administrative Settlement Agreement) with the EPA with regard to the Bound Brook facility. In May 2012, we completed construction of an interim remedy to address the discharge of impacted groundwater from that facility to the Raritan River. In September 2012, the EPA issued a final remediation plan for the Bound Brook facility’s main plant area, which is generally in accordance with one of the remedies evaluated in our revised site-wide feasibility study. In March 2013, Wyeth Holdings Corporation (now Wyeth Holdings LLC) entered into an Administrative Settlement Agreement and Order on Consent with the EPA to allow us to undertake detailed engineering design of the remedy for the main plant area and to perform a focused feasibility study for two adjacent lagoons. In September 2015, the U.S., on behalf of the EPA, filed a complaint and consent decree with the federal District Court for the District of New Jersey that allows Wyeth Holdings LLC to complete the design and to implement the remedy for the main plant area. In December 2015, the consent decree (which supersedes the 2011 Administrative Settlement Agreement) was entered by the District Court. In September 2018, the EPA issued a final remediation plan for the two adjacent lagoons, which is generally in accordance with one of the remedies evaluated in our focused feasibility study, and in September 2019, Wyeth Holdings LLC entered into an Administrative Settlement Agreement and Order on Consent with the EPA to allow us to undertake detailed engineering design of the remedy for the lagoons.
We have accrued for the estimated costs of the site remedies for the North Haven and Bound Brook facilities.

We are a party to a number of other proceedings brought under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and other state, local or foreign laws in which the primary relief sought is the cost of past and/or future remediation.
Contracts with Iraqi Ministry of Health
In October 2017, a number of United States service members, civilians, and their families brought a complaint in the U.S. District Court for the District of Columbia against a number of pharmaceutical and medical devices companies, including Pfizer and certain of its subsidiaries, alleging that the defendants violated the United States Anti-Terrorism Act. The complaint alleges that the defendants provided funding for terrorist organizations through their sales practices pursuant to pharmaceutical and medical device contracts with the Iraqi Ministry of Health, and seeks monetary relief. In July 2018, the U.S. Department of Justice requested documents related to this matter, which are being provided.
Allergan Complaint for Indemnity
In August 2018, Pfizer was named as a defendant in a third-party complaint for indemnity, along with King, filed by Allergan Finance LLC (Allergan) in a Multi-District Litigation (In re National Prescription Opiate Litigation MDL 2804) in the U.S. District Court for the Northern District of Ohio. The lawsuit asserted claims for indemnity related to Kadian, which was owned for a short period by King in 2008, prior to Pfizer's acquisition of King in 2010. In December 2018, the District Court dismissed the lawsuit. In February 2019, Allergan filed a similar complaint in the Supreme Court of the State of New York, asserting claims for indemnity related to Kadian.

Breach of Contract––Xalkori
Pfizer is a defendant in a breach of contract action brought by New York University (NYU) in the Supreme Court of the State of New York (Supreme Court). NYU alleges that it is entitled to royalties on Pfizer’s sales of Xalkori under the terms of a Research and License Agreement between NYU and Sugen, Inc. Sugen, Inc. was acquired by Pharmacia in August 1999, and Pharmacia was acquired by Pfizer in 2003 and is a wholly owned subsidiary of Pfizer. The action was originally filed in 2013. In December 2015, the Supreme Court dismissed the action and in May 2017, the New York State Appellate Division reversed the decision and remanded the proceedings to the Supreme Court. In January 2020, the Supreme Court denied both parties’ summary judgment motions.
A4. Legal Proceedings––Government Investigations

Like other pharmaceutical companies, we are subject to extensive regulation by government agencies in the U.S., other developed markets and multiple emerging markets in which we operate. Criminal charges, substantial fines and/or civil penalties, limitations on our ability to conduct business in applicable jurisdictions, corporate integrity or deferred prosecution agreements, as well as reputational harm and increased public interest in the matter could result from government investigations in the U.S. and other jurisdictions in which we do business. In addition, in a qui tam lawsuit in which the government declines to intervene, the relator may still pursue a suit for the recovery of civil damages and penalties on behalf of the government. Among the investigations by government agencies are the matters discussed below.
Phenytoin Sodium Capsules
In 2012, Pfizer sold the U.K. Marketing Authorisation for phenytoin sodium capsules to a third party, but retained the right to supply the finished product to that third party. In May 2013, the U.K. Competition & Markets Authority (CMA) informed us that it had launched an investigation into the supply of phenytoin sodium capsules in the U.K. market. In August 2015, the CMA issued a Statement of Objections alleging that Pfizer and Pfizer Limited, a U.K. subsidiary, engaged in conduct that violates U.K. and EU antitrust laws. In December 2016, the CMA imposed a £84.2 million fine on Pfizer and Pfizer Limited. Pfizer appealed the CMA decision to The Competition Appeal Tribunal in February 2017. On June 7, 2018, the Competition Appeal Tribunal overturned the CMA decision as well as the associated fine. The CMA appealed the judgment to the Court of Appeal.
Greenstone Investigations

•	U.S. Department of Justice Antitrust Division Investigation
Since July 2017, the U.S. Department of Justice's Antitrust Division has been investigating our Greenstone generics business. We believe this is related to an ongoing broader antitrust investigation of the generic pharmaceutical industry. The government has been obtaining information from Greenstone.

•	State Attorneys General Generics Antitrust Litigation
In April 2018, Greenstone received requests for information from the Antitrust Department of the Connecticut Office of the Attorney General. In May 2019, Attorneys General of more than 40 states plus the District of Columbia and Puerto Rico filed a complaint against a number of pharmaceutical companies, including Greenstone and Pfizer. The matter has been consolidated with a Multi-District Litigation (In re: Generic Pharmaceuticals Pricing Antitrust Litigation MDL No. 2724) in the Eastern District of Pennsylvania. As to Greenstone and Pfizer, the complaint alleges anticompetitive conduct in violation of federal and state antitrust laws and state consumer protection laws.
Subpoena relating to Manufacturing of Quillivant XR
In October 2018, we received a subpoena from the U.S. Attorney’s Office for the Southern District of New York (SDNY) seeking records relating to our relationship with another drug manufacturer and its production and manufacturing of drugs including, but not limited to, Quillivant XR. We have produced records pursuant to the subpoena.
Government Inquiries relating to Meridian Medical Technologies
In February 2019, we received a civil investigative demand from the U.S. Attorney’s Office for the SDNY. The civil investigative demand seeks records and information related to alleged quality issues involving the manufacture of auto-injectors at our Meridian site. In August 2019, we received a HIPAA subpoena from the U.S. Attorney’s Office for the Eastern District of Missouri seeking similar records and information. We are producing records in response to these requests.
U.S. Department of Justice/SEC Inquiry relating to Russian Operations
In June 2019, we received an informal request from the U.S. Department of Justice’s FCPA Unit seeking documents relating to our operations in Russia. In September 2019, we received a similar request from the SEC’s FCPA unit. We are producing records pursuant to these requests.
Contracts with Iraqi Ministry of Health
See Note 16A3. Contingencies and Certain Commitments: Legal Proceedings––Commercial and Other Matters––Contracts with Iraqi Ministry of Health above for information regarding U.S. government investigations related to contracts with the Iraqi Ministry of Health.
Docetaxel––Mississippi Attorney General Government Investigation
See Note 16A2. Contingencies and Certain Commitments: Legal Proceedings––Product Litigation––Docetaxel––Mississippi Attorney General Government Investigation above for information regarding a government investigation related to Docetaxel marketing practices.
B. Guarantees and Indemnifications
In the ordinary course of business and in connection with the sale of assets and businesses and other transactions, we often indemnify our counterparties against certain liabilities that may arise in connection with the transaction or that are related to events and activities prior to or following a transaction. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we may be required to reimburse the loss. These indemnifications are generally subject to various restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of December 31, 2019, the estimated fair value of these indemnification obligations was not significant.
In addition, in connection with our entry into certain agreements, our counterparties agree to indemnify us. For example, our collaboration agreement with EMD Serono, Inc. to co-promote Rebif in the U.S. expired at the end of 2015 and included certain indemnity provisions. Patent litigation brought by Biogen Idec MA Inc. against EMD Serono Inc. and Pfizer is pending in the U.S. District Court for the District of New Jersey and the United States Court of Appeals for the Federal Circuit. EMD Serono Inc. has acknowledged that it is obligated to satisfy any award of damages.
Pfizer Inc. has also guaranteed the long-term debt of certain companies that it acquired and that now are subsidiaries of Pfizer.
C. Certain Commitments

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As of December 31, 2019, we had agreements totaling $2.5 billion to purchase goods and services that are enforceable and legally binding and include amounts relating to advertising, information technology services, employee benefit administration services, and potential milestone payments deemed reasonably likely to occur, as well as obligations to make guaranteed fixed annual payments over a seven-year period in connection with the U.S. and EU approvals for Besponsa ($412 million) and an obligation to make guaranteed fixed annual payments over an eight-year period for Bosulif ($217 million), both associated with R&D arrangements.

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As of December 31, 2019, in connection with the TCJA, we have an estimated $15 billion repatriation tax liability on accumulated post-1986 earnings of foreign subsidiaries for which we elected, with the filing of our 2018 U.S. Federal Consolidated Income Tax Return, payment over eight years through 2026. With respect to the aforementioned repatriation tax liability, it is reported in current Income taxes payable (approximately $600 million due in April 2020) and the remaining liability is reported in noncurrent Other taxes payable in our consolidated balance sheet as of December 31, 2019. The first installment of $750 million was paid in April 2019. Our obligations may vary as a result of changes in our uncertain tax positions and/or availability of attributes such as foreign tax and other credit carryforwards. See Note 5A for additional information.

D. Contingent Consideration for Acquisitions
We may be required to make contingent consideration payments to sellers for certain prior business combinations. See Note 1D. The estimated fair value of contingent consideration as of December 31, 2019 is $711 million, of which $160 million is recorded in Other current liabilities and $551 million is recorded in Other noncurrent liabilities. The estimated fair value of contingent consideration as of December 31, 2018 is $988 million, of which $280 million is recorded in Other current liabilities and $708 million is recorded in Other noncurrent liabilities. The decrease in the contingent consideration balance from prior year is primarily due to payments made upon the achievement of certain milestones.